Pro forma financial information for the year ended
         December 31, 1998 and for the six months ended June 30, 1999.

On June 25, 1999, IMI, Inc., a wholly-owned subsidiary of Galaxy Enterprises, Inc. ("Galaxy") acquired substantially all of the assets of Impact Media, L.L.C., a Utah limited liability company ("Impact Media"). The acquisition was accounted for by the purchase method.

This section contains the unaudited pro forma condensed combined statements of income for the six months ended June 30, 1999, and for the year ended December 31, 1998, giving effect to the acquisition as if this transaction had occurred at the beginning of each period. The pro forma statements have been prepared by Galaxy management based upon the historical financial statements of Impact Media included herein. Impact Media's results for the six months ended June 30, 1999 were derived from their results for the five months ended May 31, 1999 plus the results for the consolidated Company for the month of June 30, 1999. No periods for Impact Media were excluded from or included more than once in the condensed combined pro forma statements of income. The Galaxy statement of income for the year ended December 31, 1998, was audited and was the statement used for the Galaxy 1998 Annual Report to Shareholders. The Galaxy statement of income for the six months ended June 30, 1999, was unaudited and was the statement used for the Galaxy Form 10-QSB report for its second quarter ended June 30, 1999. The pro forma combined results in the statements referred to above are not necessarily indicative of the actual operating results that would have occurred had the acquisition been consummated on January 1, 1998, or of future operating results of the combined operations. The pro forma financial statements should be read in conjunction with the consolidated financial statements contained in Galaxy's 1998 Annual Report to Shareholders, Galaxy's report on Form 10-QSB for the quarter ended June 30, 1999, and Impact Media's audited financial statements included herein. A copy of Galaxy's 1998 Annual Report to Shareholders and its Form 10-QSB report for the quarter ended June 30, 1998, may be obtained, upon request, from the Company.

The following pro forma statements do not include the effect of additional consideration of 250,000 shares of previously authorized but unissued shares of Galaxy's common stock that are subject to an earn-out agreement during the annual periods ending on May 31, 2000 and May 31, 2001 because as of the date of this amendment, none of the shares have been earned. A pro forma combined balance sheet as of June 30, 1999 has not been included, as the acquisition of Impact Media has already been reflected in the combined balance sheet issued with the June 30, 1999 Form 10-QSB.

Galaxy Enterprises, Inc.
Pro Forma Condensed Combined Statement Of Income
Year Ended December 31, 1998
(Unaudited)

                                                                                                             Pro Forma
                                              Galaxy                Impact             Pro Forma             Statement
                                          Enterprises, Inc.        Media LLC          Adjustments            of Income
                                       -----------------------------------------   -----------------     ------------------
Net Sales                              $        11,448,392     $      3,211,072    $       (226,345)(1)  $      14,433,119
Cost of Sales                                    5,105,614            2,615,227            (226,345)(1)          7,494,496
                                       --------------------    -----------------   -----------------     ------------------
Gross Profit                                     6,342,778              595,845                -                 6,938,623

Operating Expenses
     Selling                                     4,764,340               17,450                                  4,781,790
     General and administrative                  1,426,853              451,172                                  1,878,025
     Depreciation                                   53,260                3,935                                     57,195
     Amortization                                   80,175                                    8,370 (2)             88,545
                                       --------------------    -----------------   -----------------     ------------------
    Total operating expenses                     6,324,628              472,557               8,370              6,805,555

Income from operations                              18,150              123,288              (8,370)               133,068

Other Income (Expenses)
     Interest income                                    11                  -                                           11
     Other income                                    5,405                  -                                        5,405
     Interest expense                               (4,142)              (3,650)               -                    (7,792)
                                       --------------------    -----------------   -----------------     ------------------
                                                     1,274               (3,650)               -                    (2,376)

Income before income taxes                          19,424              119,638              (8,370)               130,692

Income Taxes                                        15,951                  -               (50,010)(3)            (34,059)
                                       --------------------    -----------------   -----------------     ------------------
Net Income                             $            35,375     $        119,638    $        (58,380)     $          96,633
                                       ====================    =================   =================     ==================

Net Income Per Share:

Basic                                  $            0.0067     $         0.0227    $        (0.0111)     $          0.0183
                                       ====================    =================   =================     ==================

Diluted                                $            0.0062     $         0.0209    $        (0.0102)     $          0.0169
                                       ====================    =================   =================     ==================

See Notes to Pro Forma Statements.

Galaxy Enterprises, Inc.
Pro Forma Condensed Combined Statement Of Income
Six Months Ended June 30, 1999
(Unaudited)

                                                                                                             Pro Forma
                                              Galaxy                 Impact            Pro Forma             Statement
                                           Enterprises, Inc.       Media LLC          Adjustments            of Income
                                        ----------------------------------------   -----------------     ------------------
Net Sales                               $        8,167,288      $       722,899    $        (60,657)(1)   $      8,829,530
Cost of Sales                                    4,643,970              353,391             (60,657)(1)          4,936,704
                                        -------------------     ----------------   -----------------     ------------------
Gross Profit                                     3,523,318              369,508                 -                3,892,826

Operating Expenses
     Selling                                     3,009,021               13,250                                  3,022,271
     General and administrative                  1,101,036              614,492                                  1,715,528
     Depreciation                                   43,175                2,708                                     45,883
     Amortization                                   29,100                  -                 4,185 (2)             33,285
                                        -------------------     ----------------   -----------------     ------------------
    Total Operating Expenses                     4,182,332              630,450               4,185              4,816,967

Operating Profit                                  (659,014)            (260,942)             (4,185)              (924,141)

Other Income (Expenses)
     Interest income                                 6,177                  -                                        6,177
     Other income/(expense)                         (7,241)                 -                                       (7,241)
     Interest expense                               (4,567)                (962)                                    (5,529)
                                        -------------------     ----------------   -----------------     ------------------
                                                    (5,631)                (962)                -                   (6,593)

Income before taxes                               (664,645)            (261,904)             (4,185)              (930,734)

Income Taxes                                       277,997                  -               111,350 (3)            389,347
                                        -------------------     ----------------   -----------------     ------------------
Income before cumulative effect of
   a change in accounting principal               (386,648)            (261,904)            107,165               (541,387)

Cumulative effect on prior years of
   accounting change (less income
   taxes of $25,432)                               (44,982)                 -                   -                  (44,982)
                                        -------------------     ----------------   -----------------     ------------------
Net Income(Loss)                        $         (431,630)     $      (261,904)   $        107,165      $        (586,369)
                                        ===================     ================   =================     ==================

Net Income(Loss) Per Share:

Basic                                   $          (0.0757)     $       (0.0459)   $         0.0188      $         (0.1028)
                                        ===================     ================   =================     ==================

Diluted                                 $          (0.0755)     $       (0.0458)   $         0.0188      $         (0.1025)
                                        ===================     ================   =================     ==================

See notes to Pro Forma Statements.


EXPLANATORY NOTES TO PRO FORMA ADJUSTMENTS (UNAUDITED)

1)  Elimination of sales and costs between Galaxy Enterprises, Inc. and Impact Media.
2)  Increase in goodwill amortization
3)  Income tax expense was adjusted based on pro forma net income.